                                                                    EXHIBIT 10.1


                               TENTH AMENDMENT TO
                                CREDIT AGREEMENT


         THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 9, 2001, is by and among THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (the "Borrower"), certain Subsidiaries of the Borrower (each a "Subsidiary Guarantor", and collectively, the "Subsidiary Guarantors"), the Lenders party hereto and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Agent for the Lenders (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).


                                   WITNESSETH:

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of July 29, 1998 (as amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein;

         WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1.       Amended Definitions.

                  (a) The definition of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Revolving Loan, the applicable rate of the Unused Fee for any day for purposes of Section 3.5(b) and the applicable rate of the Letter of Credit Fee for any day, the appropriate applicable percentage corresponding to the Leverage Ratio in effect as of the most recent Calculation Date:


          ==========================================================================================================
                                               APPLICABLE         APPLICABLE        APPLICABLE        APPLICABLE
                                             PERCENTAGE FOR     PERCENTAGE FOR    PERCENTAGE FOR    PERCENTAGE FOR
            PRICING         LEVERAGE        EURODOLLAR LOANS    BASE RATE LOANS      LETTER OF       UNUSED FEES
             LEVEL           RATIO                                                  CREDIT FEES
          ==========================================================================================================
               I          < 1.0 to 1.0           1.50%               0.0%               1.50%            0.30%
          ----------------------------------------------------------------------------------------------------------
              II        < 1.5 to 1.0 but         1.75%               0.25%              1.75%            0.375%
                          > 1.0 to 1.0
                          -
          ----------------------------------------------------------------------------------------------------------
              III       < 2.0 to 1.0 but         2.00%               0.50%              2.00%            0.375%
                          > 1.5 to 1.0
                          -
          ----------------------------------------------------------------------------------------------------------
              IV        < 2.5 to 1.0 but         2.25%               0.75%              2.25%            0.50%
                          > 2.0 to 1.0
                          -
          ----------------------------------------------------------------------------------------------------------
               V        < 3.0 to 1.0 but         2.75%               1.25%              2.75%            0.50%
                          > 2.5 to 1.0
                          -
          ----------------------------------------------------------------------------------------------------------
              VI          > 3.0 to 1.0           3.25%               1.75%              3.25%            0.50%
                          -
          ==========================================================================================================

         The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(c) for the most recently ended fiscal quarter of the Consolidated Parties; provided, however, if the Borrower fails to provide the officer's certificate to the Agency Services Address as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level VI until such time as an appropriate officer's certificate is provided, whereupon the Applicable Percentage shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding such Calculation Date. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans as well as any new Loans made or issued.

                  (b) The definition of "Permitted Acquisition" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Permitted Acquisition" means an Acquisition by the Borrower or any Subsidiary of the Borrower for consideration no greater than the fair market value of the Capital Stock or Property acquired, provided that (i) the Capital Stock or Property acquired in such Acquisition constitute Eligible Assets, (ii) the Agent shall have received all items in respect of the Capital Stock or Property acquired in such Acquisition (and/or the seller thereof) required to be delivered by the terms of Section 7.12 and/or Section 7.14, (iii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (iv) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a pro forma basis, the Credit Parties shall be in compliance with all of the covenants set forth in Section 7.11, (v) the representations and


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

         warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (vi) the cost of such Acquisition (including cash and non-cash consideration and any assumption of liabilities) shall not exceed $5,000,000, (vii) after giving effect to such Acquisition, the aggregate consideration (including cash and non-cash consideration and any assumption of liabilities) for all such Acquisitions in any fiscal year of the Borrower shall not exceed $10,000,000 and (viii) such Acquisition has been approved in writing by the Required Lenders. Notwithstanding the foregoing, the parties hereto agree that the Borrower or any Subsidiary of the Borrower may consummate Permitted Acquisitions without obtaining the prior written approval of the Required Lenders if the Leverage Ratio (subsequent to March 30, 2001) has been less than 2.5 to 1.0 for two consecutive fiscal quarters (as demonstrated in the applicable officer's certificates provided by the Borrower pursuant to Section 7.11(c)).

         2. Mandatory Reduction. Section 3.4(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (c) Mandatory Reduction. Following the sale of a Discontinued Operation or the sale of the Groupe Alma Business pursuant to the terms of Section 8.5(iv), the Revolving Committed Amount automatically shall be permanently reduced by (i) an amount equal to one hundred percent (100%) of the first $50 million of Net Cash Proceeds received from all such sales and (ii) an amount equal to fifty percent (50%) of the second $50 million of Net Cash Proceeds received from all such sales.

         3. Fixed Charge Coverage Ratio. Section 7.11(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (i) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to:

                           (a) From March 31, 2001 to and including June 29, 2001, 2.50 to 1.0;

                           (b)      From June 30, 2001 to and including
                                    September 29, 2001, 1.75 to 1.0;

                           (c) From September 30, 2001 to and including December 30, 2001, 2.0 to 1.0; and

                           (d) From December 31, 2001 and thereafter, 3.0 to 1.0.

         4. Leverage Ratio. Section 7.11(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (ii) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be less than or equal to:


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

                           (a) From March 31, 2001 to and including June 29, 2001, 3.0 to 1.0;

                           (b)      From June 30, 2001 to and including
                                    September 29, 2001, 3.75 to 1.0;

                           (c) From September 30, 2001 to and including December 30, 2001, 3.25 to 1.0, and

                           (d) From December 31, 2001 and thereafter, 2.50 to 1.0.

         5. Net Worth. The following sentence is hereby added at the end of Section 7.11(iii) of the Credit Agreement and shall read as follows:

         For purposes of determining compliance with the Net Worth covenant set forth above, the base number of $105,000,000 set forth above shall be reduced by the amount of any net book losses realized from the sale of the Groupe Alma Business or any Discontinued Operation up to an amount not exceeding $50 million in the aggregate for all such sales.

         6. Consolidated EBITDA. A new Section 7.11(vi) is hereby added to the Credit Agreement and shall read as follows:

                  (vi) Consolidated EBITDA. Consolidated EBITDA for each period of the Consolidated Parties set forth below shall not be less than (a) $15 million for the three month period ending June 30, 2001,
         (b) $20 million for the three month period ending September 30, 2001 and (c) $25 million for the three month period ending December 31, 2001.

         7. Restricted Payments. Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  8.7      Restricted Payments.

                  The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to the Borrower (directly or indirectly through Subsidiaries) and (c) the redemption of Capital Stock of the Borrower from any officer or director of the Borrower or any of its Subsidiaries provided that the aggregate price paid for all such shares purchased during the term of this Credit Agreement shall not exceed $250,000.

         8.       Conditions Precedent.

                  (a) This Amendment shall become effective upon the receipt by the Agent of counterparts of this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Agent and the Required Lenders.

                  (b) The Agent shall have received a legal opinion from counsel to the Credit Parties in form and substance satisfactory to the Agent.

                  (c) The Borrower shall pay to the Agent, for the account of each Lender who (i) provides positive oral consent to the Amendment on or before May 8, 2001 and (ii) executes this Amendment on or before May 9, 2001, an amendment fee equal to 0.25% of such Lender's Revolving Commitment.

         9.       Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Amendment, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

                  (c) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default and (iii) no Credit Party has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if any Credit Party has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

                  (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute


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

         one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

                  (e) This Amendment shall be governed by and construed in accordance with, the laws of the State of Georgia.

                  (f) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Collateral Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

                  (h) Each Credit Party hereby represents and warrants as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                           (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

                  (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (j) This Amendment together with the other Credit Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Credit Documents or the transactions contemplated herein and therein.

            [The remainder of this page is intentionally left blank.]


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



         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                        THE PROFIT RECOVERY GROUP
                                 INTERNATIONAL, INC., a Georgia corporation


                                 By: /S/ John M. Cook
                                    --------------------------------------------
                                 Name:   John M. Cook
                                      ------------------------------------------
                                 Title:  CEO
                                       -----------------------------------------


SUBSIDIARY
GUARANTORS:                      PRGFS, INC.
                                 PRGLS, INC.
                                 PRGRS, INC., each a Delaware corporation


                                 By: /S/ Clinton McKellar, Jr.
                                    --------------------------------------------
                                 Name:   Clinton McKellar, Jr.
                                      ------------------------------------------
                                 Title:  SVP
                                       -----------------------------------------

SUBSIDIARY
GUARANTORS:                        THE PROFIT RECOVERY GROUP USA, INC.
                                   THE PROFIT RECOVERY GROUP U.K., INC.
                                   THE PROFIT RECOVERY GROUP ASIA, INC.
                                   THE PROFIT RECOVERY GROUP CANADA, INC.
                                   THE PROFIT RECOVERY GROUP NEW ZEALAND,
                                       INC.
                                   THE PROFIT RECOVERY GROUP NETHERLANDS,
                                       INC.
                                   THE PROFIT RECOVERY GROUP BELGIUM, INC.
                                   THE PROFIT RECOVERY GROUP MEXICO, INC.
                                   THE PROFIT RECOVERY GROUP FRANCE, INC.
                                   THE PROFIT RECOVERY GROUP AUSTRALIA, INC.
                                   THE PROFIT RECOVERY GROUP GERMANY, INC.
                                   PRG INTERNATIONAL, INC.
                                   THE PROFIT RECOVERY GROUP SWITZERLAND,
                                        INC.
                                   THE PROFIT RECOVERY GROUP SOUTH AFRICA,
                                       INC.,
                                   THE PROFIT RECOVERY GROUP SPAIN, INC.
                                   THE PROFIT RECOVERY GROUP ITALY, INC.,
                                   THE PROFIT RECOVERY GROUP GREECE, INC.,
                                   THE PROFIT RECOVERY GROUP PORTUGAL, INC.,
                                   PAYMENT TECHNOLOGIES, INC., each a
                                   Georgia corporation


                                    By: /S/ Clinton McKellar, Jr.
                                       ------------------------------------
                                    Name:   Clinton McKellar, Jr.
                                         ----------------------------------
                                    Title:  SVP
                                          ---------------------------------

AGENT:                            BANK OF AMERICA, N.A.,
                                  (formerly NationsBank, N. A.),
                                  individually in its capacity as a
                                  Lender and in its capacity as Agent

                                  By: /S/ Nancy S. Goldman
                                     -----------------------------------------
                                  Name:   Nancy S. Goldman
                                       ---------------------------------------
                                  Title:  Senior Vice President
                                        --------------------------------------


LENDERS:                          UNION BANK OF CALIFORNIA, N.A.


                                   By: /S/ Hagop Y. Jazmadarian
                                      -----------------------------------------
                                   Name:    Hagop Y. Jazmadarian
                                        ---------------------------------------
                                   Title:   Vice President
                                         --------------------------------------


                                   FIRST UNION NATIONAL BANK


                                   By: /S/ David L. Driggers
                                      -----------------------------------------
                                   Name:   David L. Driggers
                                        ---------------------------------------
                                   Title:  Managing Director
                                         --------------------------------------


                                   WACHOVIA BANK, N.A.


                                   By: /S/ Katherine W. Glista
                                      -----------------------------------------
                                   Name:   Katherine W. Glista
                                        ---------------------------------------
                                   Title:  Senior Vice President
                                         --------------------------------------


                                   FLEET NATIONAL BANK


                                   By: /S/ Thomas Engles
                                      -----------------------------------------
                                   Name:    Thomas Engles
                                        ---------------------------------------
                                   Title:   Senior Vice President
                                         --------------------------------------

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By: /S/ Attila Koc
                                      -----------------------------------------
                                   Name:   Attila Koc
                                        ---------------------------------------
                                   Title:  Senior Vice President
                                         --------------------------------------


                                   SUNTRUST BANK


                                   By: /S/ Daniel S. Komitor
                                      -----------------------------------------
                                   Name:   Daniel S. Komitor
                                        ---------------------------------------
                                   Title:  Director
                                         --------------------------------------


                                   By: /S/ Brian K. Peters
                                      -----------------------------------------
                                   Name:   Brian K. Peters
                                        ---------------------------------------
                                   Title:  Managing Director
                                         --------------------------------------


                                   CREDIT AGRICOLE INDOSUEZ


                                   By: /S/ Michael R. Quiray
                                      -----------------------------------------
                                   Name:   Michael R. Quiray
                                        ---------------------------------------
                                   Title:  VP, SR Manager
                                         --------------------------------------


                                   By: /S/ Michael Mullins
                                      -----------------------------------------
                                   Name:   Michael Mullins
                                        ---------------------------------------
                                   Title:  AVP, Credit Analyst
                                         --------------------------------------


                                   LASALLE BANK NATIONAL ASSOCIATION


                                   By: /S/ Heather J. Bartell
                                      -----------------------------------------
                                   Name:   Heather J. Bartell
                                        ---------------------------------------
                                   Title:  Vice President
                                         --------------------------------------